SEGMENTS, MAJOR CUSTOMERS AND GEOGRAPHIC INFORMATION - Reconciliation of Operating Income (loss) of Reportable Segments (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Operating loss
Total operating loss of reportable segments	$ (3,359)	$ (6,005)	$ (6,737)
Financial expenses, net	(663)	(1,751)	(3,396)
Loss before income taxes	$ (4,022)	$ (7,756)	$ (10,133)